Exhibit 10.4

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of November 17, 2020, is made by T3 COMMUNICATIONS, INC., a Nevada corporation (“Pledgor”), in favor of POST ROAD ADMINISTRATIVE LLC, a Delaware limited liability company, as the administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders under and pursuant to that certain Credit Agreement, dated as of the date hereof, by and among Pledgor, as borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend a term loan facility to the Pledgor; and

WHEREAS, it is a condition precedent to the obligations of the Lenders under the Credit Agreement that the Pledgor enter into this Agreement to secure all obligations of the Pledgor under the Credit Agreement, and to secure the obligations of the Guarantors (with such term and each other capitalized term used but not defined in these recitals having the meaning provided in Section 1.1) under the Guaranty and all obligations of the Pledgor under all other Loan Documents to which Pledgor is a party, and the Pledgor desire to satisfy such condition precedent.

WHEREAS, Pledgor will obtain substantial direct and indirect financial and other benefits from the Loans from time to time made or to be made by the Lenders to the Borrower pursuant to the Credit Agreement and the other Loan Documents, and accordingly, Pledgor desires to enter into this Agreement;

WHEREAS, the Administrative Agent has agreed to act as administrative agent for the benefit of the Lenders in connection with the transactions contemplated by the Credit Agreement and this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties (intending to be legally bound) hereby agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1. Certain Terms. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. The following additional terms, when used in this Agreement, shall have the following meanings:

“Collateral” shall mean, collectively: (a) the Pledged Interests; (b) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent for the benefit of the Lenders in connection with this Agreement; (c) all distributional interests, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other distributions of property (whether real, personal or mixed), from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of the Pledged Interests, and all rights to receive any and all income, gain, profit, loss or other items allocated or distributed to Pledgor by, to or from any Pledged Interests (including, without limitation, under or pursuant to any operating agreement), and Pledgor’s capital accounts with respect to any Pledged Interests; (d) the Pledgor’s right to control, direct or participate in the management, the affairs and voting of any Pledged Interests; and (e) all proceeds, products, replacements and substitutions for any of the foregoing, in each case whether now owned or hereafter acquired by the Pledgor.

“Excluded Equity” shall mean any voting Equity Interests of any direct Subsidiary of any Pledgor that is a controlled foreign corporation (as defined in Section 957 of the Code) in excess of sixty-five percent (65%) of the total issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2)).

“Equity Interests” means shares of capital stock, partnership interests, membership interests or limited liability company interests (as applicable) in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (including the right to acquire the same).

“Pledged Interests” shall mean the Equity Interests (other than Excluded Equity) more particularly described in Schedule 1 hereto, as amended and supplemented from time to time, and all other Equity Interests of any Pledgor that may from time to time be issued or granted to any Pledgor from time to time while this Agreement is in effect.

“Pledged Property” shall mean all Pledged Interests and any certificates evidencing the Pledged Interests, and all distributions, securities, cash, instruments, interest payments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests.

“Secured Obligations” shall mean (a) all Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), (b) all obligations of Pledgor under this Agreement, the Guaranty and all other Loan Documents to which such other Pledgor is a party to (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), (c) all renewals, extensions, refinancings and modifications thereof, and (d) all reasonable costs and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys’ fees), provided, that, notwithstanding the foregoing, the Secured Obligations shall in no event include Excluded Swap Obligations.

“Securities Act” has the meaning ascribed to such term in Section 5.3 of this Agreement.

“UCC” means (a) generally, and with respect to the definitions above, the Uniform Commercial Code, as adopted in New York, as amended from time to time, and (b) with respect to rights in states other than New York, the Uniform Commercial Code as enacted in the applicable state, as amended from time to time.

SECTION 1.2. UCC Definitions. Unless the context otherwise requires, all terms used herein but not defined herein or in the Credit Agreement for which meanings are provided in the UCC.

ARTICLE 2

PLEDGE

SECTION 2.1. Grant of Security Interest. Pledgor hereby collaterally pledges, assigns, grants, delivers, sets over, conveys and transfers to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a continuing first priority security interest in and to, all of such Pledgor’s right, title and interest in, to and under the Collateral now or hereafter owned or acquired by such Pledgor or in which such Pledgor now has or hereafter has or acquires any rights.

SECTION 2.2. Security for Secured Obligations. This Agreement and the Collateral secure the payment in full and performance when due or declared due of all Secured Obligations.

SECTION 2.3. Delivery of Pledged Property upon Event of Default; Registration of Pledge; Transfer. All certificates and instruments representing or evidencing any Collateral, including any certificated Pledged Interests, shall be promptly delivered to the Administrative Agent for the benefit of the Lenders and shall be held by the Administrative Agent, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. Pledgor shall and hereby does permit the Administrative Agent to file any UCC financing statement(s) naming such Pledgor as debtor and the Administrative Agent as secured party with respect to the Collateral with the Secretary of State (or similar governmental agency or department) of the State of Delaware (or any other State in which such Pledgor is organized or formed (each such office being referred to herein as, the “Filing Office”), in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, upon the occurrence and continuation of an Event of Default, to transfer to, or to register in the name of the Administrative Agent or any of its nominees, any or all of the Pledged Interests.

SECTION 2.4. No Duty of Administrative Agent. The powers conferred on the Administrative Agent hereunder are solely to protect its (and any Lender’s) interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Administrative Agent in good faith.

SECTION 2.5. Continuing First Priority Security Interest; Transfer of Secured Obligation. This Agreement shall:

(a) create a continuing first priority security interest in the Collateral;

(b) remain in full force and effect until the indefeasible payment in full in cash and performance of all Secured Obligations and the termination of all Commitments;

(c) be binding upon Pledgor, its administrators, successors and assigns, provided, however, that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent; and

(d) inure to the benefit of the Administrative Agent and its permitted successors, transferees and assigns.

Without limitation to the foregoing, the Administrative Agent and Lenders may assign or otherwise transfer any Note, Loan or any other Secured Obligation, or any portion thereof, held by it to any other Person in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. Upon the occurrence of the events described in Section 2.5(b) above, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor according to their respective Pledged Interests. Upon any such termination, the Administrative Agent will, at the respective Pledgor’s expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination, without recourse or warranty to the Administrative Agent.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations and Warranties. Pledgor represents and warrants to the Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, as follows:

(a) Such Pledgor is and at all times will be the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign), all of its Collateral, free and clear of all Liens or other charges or encumbrances (other than the Liens of the Administrative Agent).

(b) This pledge of the Collateral pursuant to this Agreement, and the filing of a UCC financing statement in the Filing Office, creates a valid, first priority perfected security interest in the Collateral, securing the Secured Obligations.

(c) Such Pledgor’s Pledged Interests included in the Collateral and described on Schedule 1 hereto (as such schedule is supplemented from time to time) have been duly authorized and validly issued, and are fully paid, and non-assessable (if and as applicable).

(d) Such Pledgor’s Pledged Interests included in the Collateral and described on Schedule 1 hereto (as such schedule is supplemented from time to time) constitute, and at all times thereafter the Pledged Interests will constitute, all of the issued and outstanding Equity Interests held by such Pledgor in the issuer(s) thereof.

(e) Except for compliance with the requirements of Section 5.6, no authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:

(i) for the pledge by such Pledgor of such Pledgor’s Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Pledgor, or

(ii) for the exercise by the Administrative Agent of the voting or other rights provided for in and in accordance with the terms of this Agreement or the remedies in respect of any Collateral pursuant to this Agreement (except, with respect to any Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally).

(f) Pledgor has the full right, power and authority to execute, deliver and perform this Agreement and to pledge and collaterally assign all of the Collateral pursuant to this Agreement. Pledgor has executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with the terms herein. The Pledgor is organized in the state identified on its signature page.

(g) Neither the execution, delivery or performance by such Pledgor of this Agreement, nor compliance with the terms and provisions hereof by such Pledgor nor the consummation of the transactions contemplated hereby will conflict or be inconsistent with or result in any breach of, (i) its charter, operating agreement, limited partnership agreement, shareholders agreement, bylaws or similar corporate type documents (as applicable), or (ii) any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement or other instrument to which such Pledgor is a party.

(h) The bylaws or operating agreement, as applicable, governing the Pledged Interests do not in any way restrict or prohibit Pledgor’s pledge of the Collateral as provided under and pursuant to this Agreement.

(i) As of the date of this Agreement, the Pledged Interests are not certificated and shall not hereafter become certificated without the prior written consent of the Administrative Agent.

SECTION 3.2. Warranties upon Pledge of Additional Collateral. Pledgor shall be deemed to restate each representation and warranty set forth in Section 3.1 as at the date of each pledge hereunder by such Pledgor to the Administrative Agent of any additional Collateral.

ARTICLE 4

COVENANTS

SECTION 4.1. Protect Collateral; Further Assurances. No Pledgor will sell, assign, transfer, gift, pledge or encumber in any other manner (including, without limitation, by divisive merger) such Pledgor’s Collateral except for sales, transfers and dispositions permitted by Section 11.4 of the Credit Agreement. Pledgor will warrant and defend the right, title and security interest herein granted to the Administrative Agent, for the benefit of the Lenders, in and to such Pledgor’s Collateral (and all right, title and interest represented by such Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor and at the Administrative Agent’s reasonable request, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

SECTION 4.2. Issuance of Equity Interests. No Pledgor will, subsequent to the date of this Agreement, without the prior written consent of the Administrative Agent, cause or permit any of its Subsidiaries to issue or grant any Equity Interests (including, without limitation, options of any nature or other instruments convertible into Equity Interests), except in accordance with the Credit Agreement.

SECTION 4.3. Transfer Powers. Pledgor agrees that all certificated Pledged Interests included in the Collateral and delivered by such Pledgor to the Administrative Agent pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. Thereafter, Pledgor will, upon the request of the Administrative Agent, promptly deliver to it such transfer powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Pledgor’s Collateral as the Administrative Agent may reasonably request and will, from time to time upon the reasonable request of the Administrative Agent, promptly transfer any Pledged Interests or other Equity Interests, including all distributions to the extent required under Section 4.4 hereof, constituting Collateral into the name of the Administrative Agent or any nominee designated by the Administrative Agent.

SECTION 4.4. Voting Rights; Distributions. In addition, the Pledgor agree that:

(a) so long as any Event of Default shall have occurred and be continuing, Pledgor shall deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests included in the Collateral;

(b) so long as any Event of Default shall have occurred and be continuing, all rights of the Pledgor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Administrative Agent, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and

(c) so long as any Event of Default shall have occurred and be continuing, the Pledgor shall deliver to the Administrative Agent such proxies and other documents as may be necessary to allow the Administrative Agent to exercise the voting and other consensual rights with respect to any Collateral.

Except as set forth in the immediately preceding sentence, the Pledgor shall be entitled to exercise, in their reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Pledged Interests (subject to Pledgor’s obligation to deliver to the Administrative Agent such certificated Pledged Interests in pledge hereunder) and to the receipt of all distributions in the ordinary course; provided, however, that no vote shall be cast or any action taken by any Pledgor which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Loan Document or any other instrument or agreement relating to the Secured Obligations, or which would have the effect of adversely affecting the security interest of the Administrative Agent in the Collateral or which would authorize or effect actions prohibited under the terms of the Credit Agreement or any other Loan Document. To the extent an Event of Default has occurred and is continuing, then all such payments permitted to be made to a Pledgor under Section 11.3 of the Credit Agreement, which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent.

SECTION 4.5. Additional Information. Pledgor will furnish to the Administrative Agent written notice of the occurrence of any event which would make any representation contained in Article 3 untrue at such time.

SECTION 4.6. Compliance with Laws. Pledgor shall comply in all material respects with all requirements of law applicable to the Collateral or any part thereof.

SECTION 4.7. Payment of Obligations. Pledgor shall pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of any income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral; provided that the foregoing shall not require any Pledgor to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and, in the case of a claim which could become a Lien on any of the Collateral, such contest proceedings shall stay the foreclosure of such Lien or the sale of any portion of the Collateral to satisfy such claims.

SECTION 4.8. No Impairment. No Pledgor shall take or permit to be taken any action which may impair the Administrative Agent’s rights in the Collateral. No Pledgor will create, incur or permit to exist, and Pledgor shall defend the Collateral against and will take such other action as is necessary to remove any lien or claim on or to the Collateral, other than the liens created hereby, and will defend the right, title and interest of the Administrative Agent in and to any of the Collateral against claims and demands of all Persons whomsoever.

SECTION 4.9. Performance by Administrative Agent of Pledgor's Obligations; Reimbursement. If any Pledgor fails to perform or comply with any of the agreements contained herein, the Administrative Agent may, without notice to or consent by the Pledgor, perform or comply or cause performance, or compliance therewith, and the sole cost and expense of the Pledgor incurred in connection with such performance or compliance shall be payable by the Pledgor to the Administrative Agent on demand, and such reimbursement obligation shall be secured hereby; provided, however, the Administrative Agent shall not be under any obligation to take any such action; provided, further, if the Administrative Agent performs or causes such performance or compliance in connection with this Section, the Administrative Agent will use commercially reasonable efforts to notify the Pledgor thereafter, but the failure to so notify for any reason shall not subject the Administrative Agent or any Lender to any liability (nor shall the Administrative Agent or the Lenders forfeit any rights or remedies otherwise available as a result thereof).

SECTION 4.10. Continuous Perfection. No Pledgor will change such Pledgor's name in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of any applicable provision of Article 9 of the UCC unless such Pledgor shall have given the Administrative Agent at least thirty (30) days prior written notice thereof and shall have taken all action necessary or reasonably requested by the Administrative Agent to amend such financing statement or continuation statement so that it is not seriously misleading. No Pledgor will change such Pledgor’s state of organization or formation unless such Pledgor shall have given the Administrative Agent at least thirty (30) days prior written notice thereof and shall have taken such action as is necessary or as reasonably requested by the Administrative Agent to cause the security interest of the Administrative Agent in the Collateral to continue to be perfected.

SECTION 4.11. Operating Agreement. No Pledgor shall (a) suffer or permit any amendment or modification of the operating agreement (or equivalent document) of any Subsidiary of such Pledgor (collectively, “Operating Agreement”) without the prior written consent of the Administrative Agent which would be reasonably likely to adversely affect the Administrative Agent’s rights in the Collateral or rights, benefits and powers available under or pursuant to this Agreement or the Credit Agreement, or (b) waive, release, or compromise any material rights or material claims the Pledgor may have against any other party which arises under any such Operating Agreement.

ARTICLE 5

EVENTS OF DEFAULT; REMEDIES

SECTION 5.1. Actions upon an Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Administrative Agent shall have all rights and remedies of a secured party upon default under the UCC or other applicable law. Any notification required by law of any intended disposition by the Administrative Agent of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Without limitation of the above, the Administrative Agent may, whenever an Event of Default shall have occurred and be continuing, take all or any of the following actions without notice to, or consent of, any Pledgor:

(a) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;

(b) take control of any proceeds of the Collateral;

(c) execute (in the name, place and stead of the respective Pledgor) endorsements, assignments, transfer powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and

(d) to vote all or any part of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof;

(e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more portions or parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Administrative Agent’s offices or elsewhere, without demand of performance or advertisement to sell or of the time or place of sale or adjournment thereof or to redeem (all of which, except as may be required by mandatory provisions of applicable law, are hereby expressly and irrevocably waived by the Pledgor) for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Administrative Agent in its commercially reasonable discretion may determine. The Administrative Agent agrees to provide at least ten (10) days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made and Pledgor agrees that such notice shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption (if available to such Pledgor under applicable law) with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Administrative Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Administrative Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall the Administrative Agent be under any obligation to take any action whatsoever with regard thereto;

(f) to settle, adjust, compromise and arrange all claims, controversies, accounts, questions and demands whatsoever in relation to all or any part of the Collateral;

(g) to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section and to dismiss the same, all as the Administrative Agent in its discretion may determine; and

(h) generally, to take all such other action as the Administrative Agent in its discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section or in this Agreement and which the Administrative Agent may or can do lawfully and to use the name of the applicable Pledgor for the purposes aforesaid and in any proceedings arising therefrom

SECTION 5.2. Attorney-in-Fact. Pledgor hereby absolutely and irrevocably appoints the Administrative Agent as its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Administrative Agent, or otherwise, for the sole use and benefit of the Administrative Agent, but at such Pledgor’s expense, upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to enable the Administrative Agent to realize the benefit of the security interest provided for in this Agreement. The proxies and powers of attorney granted by the Pledgor pursuant to this Section 5.2 are coupled with an interest and are given to secure the performance of the Secured Obligations and shall continue and be irrevocable until the Secured Obligations are paid in full and this Agreement is permanently terminated.

SECTION 5.3. Private Sales. (a)  The Pledgor recognize that the Administrative Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Interests included in the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay sale of any of the Pledged Interests included in the Collateral for the period of time necessary to permit any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities law, even if such Subsidiary would agree to do so.

(b) Pledgor further agrees, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of such Pledgor’s Pledged Interests included in the Collateral pursuant to this Section 5.3 valid and binding and in compliance with any and all applicable requirements of law.

SECTION 5.4. Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral of the Pledgor by the Administrative Agent shall be applied to satisfy the Secured Obligations in the manner set forth in the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor.

SECTION 5.5. Indemnity and Expenses. Pledgor, jointly and severally with each other Pledgor, hereby indemnifies, defends and holds harmless the Administrative Agent and its officers, managers, directors, shareholders, members, employees, Affiliates, successors, assigns, representatives and agents from and against any and all costs, losses, liabilities, obligations, suits, penalties, judgments, claims, damages or expenses suffered or incurred by or asserted against any or all of them arising out of, resulting from or in any way related to this Agreement (including enforcement of this Agreement), to the same extent (and subject to the same limitations) as the “Company” pursuant to the terms of Sections 15.4 and 15.14 of the Credit Agreement. Upon demand, the Pledgor will pay, or cause to be paid, to the Administrative Agent the amount of any and all reasonable expenses actually incurred, including the reasonable fees and disbursements of its counsel and of any experts incurred, which the Administrative Agent incurs in connection with:

(a) the administration of this Agreement;

(b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

(c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder and any action taken by the Administrative Agent under Section 6.4; and

(d) the failure by any Pledgor to perform or observe any of the provisions hereof.

The Pledgor’ obligations under this Section shall survive any termination of this Agreement. All indemnities set forth herein and the Pledgor' obligations under this Section shall survive the execution and delivery of this Agreement, the making and repayment of the Secured Obligations, and any termination of this Agreement. If and to the extent that the obligations of any Pledgor under this Section are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

SECTION 5.6. Registration Rights. If the Administrative Agent shall determine to exercise its right to sell any of the Pledged Interests included in the Collateral pursuant to Section 5.1 or under applicable law, then Pledgor agrees that, upon the reasonable request of the Administrative Agent, as soon as practicable, such Pledgor will, at its own expense:

(a) execute and deliver, and cause each issuer of such Pledgor’s Pledged Interests and the directors, managers and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(b) use its best efforts to qualify such Pledgor’s Pledged Interests under state securities or “Blue Sky” laws and to obtain all necessary governmental approval for the sale of such Pledged Interests, as requested by the Administrative Agent;

(c) cause each issuer of such Pledgor’s Pledged Interests to make available to his security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 14(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledgor’s Pledged Interests or any part thereof valid and binding and in compliance with applicable law.

Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Administrative Agent by reason of the failure of such Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that the remedy of specific performance may be granted to require such Pledgor to comply with the covenants contained in this Section, at any time after the Administrative Agent shall demand compliance with this Section.

SECTION 5.7. Article 8 Matters. In addition to and without limiting the generality of the foregoing, solely with respect to Article 8 Matters (as defined below), Pledgor hereby irrevocably appoints the Administrative Agent its attorney-in-fact with full power of substitution and in the name of such Pledgor, and hereby gives and grants to the Administrative Agent an irrevocable and exclusive proxy for and in such Pledgor’s name, place and stead, to exercise under such power of attorney and/or under such proxy any and all voting or other ownership and/or management rights and other related rights with respect to the Pledged Interests of any Pledgor with respect to any and all Article 8 Matters, which power of attorney and proxy are exercisable and effective at any and all times from and after the date of this Agreement. The power of attorney and proxy granted and appointed in this Section 5.7 shall include the right to sign the applicable Pledgor’s name (as a pledgee of any equity interest and/or as a member or partner in any applicable Pledged Interests) to any consent, certificate or other document relating to the exercise of any such voting or other ownership and/or management rights and other related rights with respect to Article 8 Matters pertaining to any Pledged Interests that applicable law or the organizational documents of the applicable issuers of such Pledged Interests may permit or require, to cause the Pledged Interests to be voted and/or such voting or other ownership and/or management rights and other related rights to be exercised in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to Article 8 Matters pertaining to any issuer of Pledged Interests; and no Pledgor will give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to Article 8 Matters pertaining to any issuer of Pledged Interests and any attempt to do so shall be void and of no effect. Pledgor agrees that each issuer of Pledged Interests shall be fully protected in complying with any instructions given by Administrative Agent under such power of attorney and/or recognizing and honoring any exercise by Administrative Agent of such proxy. Pledgor acknowledges and agrees that the Administrative Agent shall be authorized at any time to provide a copy of this Agreement to any issuer of Pledged Interests as evidence that the Administrative Agent has been given the foregoing power of attorney and proxy. The proxies and powers of attorney granted by the Pledgor pursuant to this Section 5.7 are coupled with an interest and are given to secure the performance of the Obligations and shall continue and be irrevocable until the Secured Obligations are indefeasibly paid in full. As used herein, “Article 8 Matter” means any action, decision, determination or election by any applicable non-corporate issuer of Pledged Interests or the member(s) or partner(s) or other equity holders of such non-corporate issuer of Pledged Interests that its membership interests, partnership interests or other Equity Interests, or any of them, either (i) be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC or (ii) be, or cease to be, certificated, and all other matters related to any such action, decision, determination or election.

SECTION 5.8. Remedies Cumulative. Each right, power and remedy of the Administrative Agent provided for in this Agreement, the Credit Agreement, any other Loan Document or any other security agreement, pledge agreement, mortgage, deed of trust or leasehold mortgage or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Administrative Agent of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement, or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Administrative Agent of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy shall operate as a waiver thereof.

ARTICLE 6

MISCELLANEOUS

SECTION 6.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 6.2. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departures by any Pledgor herefrom shall in any event be effective unless the same shall be in writing, signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

SECTION 6.3. Obligations Not Affected. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (to the extent that the Pledgor may prospectively waive such defenses under applicable law):

(a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, or any instrument delivered in connection therewith or any assignment or transfer thereof;

(b) any exercise, non-exercise or waiver by the Administrative Agent of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Credit Agreement or any other Loan Document;

(c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, any other Security Document, the Credit Agreement or any other Loan Document or any assignment or transfer of any thereof; or

(d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of any Pledgor or any other Person, whether or not any Pledgor shall have notice or knowledge of any of the foregoing.

SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time perform, at its option, any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform, and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 6.5. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Person not listed on Schedule 1 hereto (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (ii) any other document required in connection with such Additional Interests as described in Section 2.3. Pledgor shall comply with the requirements of this Section 6.5 concurrently with the acquisition of any such Additional Interests; provided, that the failure to comply with the provisions of this Section 6.5 shall not impair the Lien on Additional Interests conferred hereunder.

SECTION 6.6. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Pledge Joinder Agreement substantially in the form attached as Exhibit B hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Article 2 hereof, have granted a security interest in and collaterally assigned and pledged to the Administrative Agent all Collateral which it has as of the date of execution of a Pledge Joinder Agreement or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgor or to the parties to this Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedule 1 referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Schedule 1 attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedule 1.

SECTION 6.7. Addresses for Notices. All notices, requests and other communications to the Pledgor or the Administrative Agent hereunder shall be delivered in the manner required by the Credit Agreement and shall be sufficiently given to the Administrative Agent or any Pledgor if addressed or delivered to them at, in the case of the Administrative Agent and the Borrower, its addresses, email addresses, and telecopier numbers specified in Section 9.1 to the Credit Agreement and in the case of any other Pledgor, at the aforementioned address of the Borrower. All such notices and communications shall be deemed to have been duly given at the times set forth in the Credit Agreement.

SECTION 6.8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF NEW YORK COUNTY, THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; OR, IF THE ADMINISTRATIVE AGENT INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT SHALL INITIATE OR TO WHICH THE ADMINISTRATIVE AGENT SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT OTHERWISE HAS JURISDICTION. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS IN ADVANCE TO THE JURISDICTION OF SUCH COURTS IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY THE ADMINISTRATIVE AGENT TO ANY OF SUCH COURTS, HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN SECTION 15.3 OF THE CREDIT AGREEMENT. PLEDGOR WAIVES ANY CLAIM THAT ANY COURT HAVING SITUS IN NEW YORK COUNTY, NEW YORK, IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ANY PLEDGOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE PERIOD OF TIME PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH PLEDGOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE ADMINISTRATIVE AGENT AGAINST SUCH PLEDGOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR THE LOAN PARTIES SET FORTH IN THIS SECTION 6.8(a) SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY THE ADMINISTRATIVE AGENT, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY THE ADMINISTRATIVE AGENT, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND PLEDGOR HEREBY IRREVOCABLY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

SECTION 6.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.10. Postponement of Subrogation. Pledgor subordinates and agrees not to exercise any rights against Borrower or any other Pledgor which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all of the Secured Obligations shall have been irrevocably paid in full and all Commitments have been terminated. If any amount shall be paid to any Pledgor on account of such subrogation or contribution rights at any time when any Secured Obligation or Commitment is outstanding, such amount shall be held in trust for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 6.11. Limitation of Liability; Waiver of Claims. Neither the Administrative Agent nor any Affiliate thereof, shall have any liability with respect to, and PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY ANY PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH. Pledgor hereby waives (and releases any cause of action and claim against Administrative Agent as a result of), to the fullest extent permitted by applicable law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of Administrative Agent’s gross negligence or willful misconduct as finally determined in a non-appealable judicial proceeding by a court of competent jurisdiction in which Administrative Agent has had an opportunity to be heard; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Administrative Agent’s rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon any Pledgor or any other Person; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

SECTION 6.12. Counterparts, Effectiveness, etc. This Agreement may be executed in any number of counterparts and by the Pledgor and the Administrative Agent on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instruments. This Agreement shall become effective when counterparts hereof executed on behalf of the Pledgor and the Administrative Agent (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.13. Recovery Claim. Should a claim (“Recovery Claim”) be made upon the Administrative Agent at any time for recovery of any amount received by the Administrative Agent in payment of the Secured Obligations (whether received from any Pledgor or otherwise) and should the Administrative Agent repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Administrative Agent or any of its property; or (b) any settlement or compromise of any such Recovery Claim effected by the Administrative Agent with the claimant (including, without limitation, Pledgor), this Agreement and the security interests granted to the Administrative Agent hereunder shall continue in full force and effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Administrative Agent, notwithstanding any prior termination of this Agreement, the return of this Agreement to the Pledgor, or the cancellation of any note or other instrument evidencing the Secured Obligations.

SECTION 6.14. Marshaling. The Administrative Agent shall be under no obligation to marshal any assets or collateral in favor of any Pledgor or any other Person or against or in payment of any or all of the Secured Obligations.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first above written.

Pledgor:

T3 COMMUNICATIONS, INC., a Nevada corporation

By:
Name:
Its:

[Signature Page to Pledge Agreement]

ACKNOWLEDGED AND AGREED:

T3 COMMUNICATIONS, INC., a Florida corporation

By:
Name:
Title:

SHIFT8 NETWORKS, INC., a Texas corporation

By:
Name:
Title:

Prior to the consummation of the Nexogy Acquisition:

NEXOGY ACQUISITION, INC., a Florida corporation

By:
Name:
Title:

Upon consummation of the Nexogy Acquisition:

NEXOGY, INC., a Florida corporation

By:
Name:
Title:

[Signature Page to Pledge Agreement]

ACKNOWLEDGED AND AGREED:

POST ROAD ADMINISTRATIVE LLC,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Pledge Agreement]

SCHEDULE 1

PLEDGED INTERESTS

EXHIBIT A

Form of PLEDGE AGREEMENT SUPPLEMENT

This PLEDGE AGREEMENT SUPPLEMENT (as from time to time amended, modified or restated, this “Supplement”), dated as of [_____________], 20[__], is made by [____________], a [____________] (the “Pledgor”)1, in favor of POST ROAD ADMINISTRATIVE LLC (the “Administrative Agent”). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Pledge Agreement (as defined below).

WHEREAS, the Pledgor is required under the terms of that certain Pledge Agreement dated as of November 17, 2020, executed by the Pledgor (among others), or to which the Pledgor has been joined as a party pursuant to a Pledge Joinder Agreement, in favor of the Administrative Agent (as from time to time amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), to cause certain Pledged Interests held by it and listed on Supplemental Schedule 1 attached to this Supplement (the “Additional Interests”) to be specifically identified as subject to the Pledge Agreement; and

WHEREAS, the Pledgor has acquired rights in the Additional Interests and desires to evidence its prior pledge to the Administrative Agent of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement;

NOW, THEREFORE, in order to induce the Administrative Agent and Lenders to maintain the Loans advanced pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor (intending to be legally bound) hereby agrees as follows with the Administrative Agent:

The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent a first priority lien and security interest, for the benefit of the Lenders, to secure the payment in full and performance of all Secured Obligations in (a) the Additional Interests; (b) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Agreement; and (c) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (c) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to the Collateral and the Pledged Interests included in the Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. Attached to this Supplement is a duly completed Supplemental Schedule 1 (the “Supplemental Schedule”) supplementing as indicated thereon Schedule 1 to the Pledge Agreement. The Pledgor represents and warrants that the information contained on the Supplemental Schedule with respect to such Additional Interests is true, complete and accurate as of the date of its execution of this Supplement.

[Remainder of page left intentionally blank.]

[1]	NTD: This supplement is to be executed by the Pledgor pledging its Additional Interests.

IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:

__________],
a [____________]

By:
Name:
Title:

[Signature Page to Pledge Agreement Supplement]

Accepted AND AGREED:

[__________],[2]
a [____________]

By:
Name:
Title:

[ISSUER],
a [__]

By:
Name:
Title:

POST ROAD ADMINISTRATIVE LLC,
as Administrative Agent

By:
Name:
Title:

[2]	NTD: This supplement should be acknowledged and agreed to by any other Pledgor that is not already a party to this supplement by pledging its Additional Interests.

[Signature Page to Pledge Agreement Supplement]

SUPPLEMENTAL SCHEDULE 1

ADDITIONAL INTERESTS

EXHIBIT B

Form of PLEDGE JOINDER AGREEMENT

This PLEDGE JOINDER AGREEMENT (the “Pledge Joinder Agreement”), dated as of [____________________], 201[__] is made by [_______________________________], a [________________] (the “Joining Pledgor”), and delivered to POST ROAD ADMINISTRATIVE LLC, a Delaware limited liability company (the “Administrative Agent”). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Pledge Agreement, dated as of November 17, 2020 made by T3 Communications, Inc., a Nevada corporation, and each other person that becomes a pledgor thereunder by execution of a Pledge Joinder Agreement, in favor of Administrative Agent for the benefit of Lenders under the Credit Agreement.

WHEREAS, the Joining Pledgor is required by the terms of the Credit Agreement to be joined as a party to the Pledge Agreement as a Pledgor; and

WHEREAS, the Joining Pledgor will materially benefit directly and indirectly from the credit facilities made available to the Borrower by the Lenders under the Credit Agreement;

NOW, THEREFORE, in order to induce the Administrative Agent and Lenders to maintain such credit facilities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Joining Pledgor (intending to be legally bound) hereby agrees as follows:

1. Joinder. The Joining Pledgor hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of Pledgor or to which Pledgor is subject thereunder, including without limitation the grant pursuant to Article 2 of the Pledge Agreement of a first priority lien and security interest to the Administrative Agent, for the benefit of the Lenders in, and collateral assignment and pledge to the Administrative Agent, for the benefit of the Lenders, of, the Pledged Interests and other property constituting Collateral of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations, all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement. For the avoidance of doubt, the Joining Pledgor hereby pledges, assigns, grants, delivers, sets over, conveys and transfers to the Administrative Agent a continuing first priority security interest in and to, all of the Collateral now or hereafter owned or acquired by such Joining Pledgor or in which such Joining Pledgor now has or hereafter has or acquires any rights.

2. Affirmations. The Joining Pledgor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.

3. Supplemental Schedules. Attached to this Pledge Joinder Agreement is a duly completed Supplemental Schedule 1 (the “Supplemental Schedule”) supplementing as indicated thereon Schedule 1 to the Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedule with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of the date of its execution of this Pledge Joinder Agreement.

4. Severability. The provisions of this Pledge Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

5. Counterparts. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor.

6. Delivery. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained in reliance on this Pledge Joinder Agreement and the Pledgor’s joinder as a party to the Pledge Agreement as herein provided. Delivery of an executed signature page to this Pledge Joinder Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Pledge Joinder Agreement.

7. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions of Sections 6.8 and 6.9 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

JOINING PLEDGOR:

[_______________________]

By:
Name:
Title:

[Signature Page to Pledge Joinder Agreement]

Accepted AND AGREED:

[_____________________], a [___________]

By:
Name:
Title:

[ISSUER],
a [__]

By:
Name:
Title:

POST ROAD ADMINISTRATIVE LLC,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Pledge Joinder Agreement]

SUPPLEMENTAL SCHEDULE 1

PLEDGED INTERESTS